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Enova International, Inc. 175 W Jackson Boulevard, Suite 500 Chicago, Illinois 60604

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of small business loans in connection with the proposed offering of OnDeck Asset Securitization IV LLC, Series 2025-1. Enova International, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Truist Securities, Inc. (“Truist”), Jefferies LLC, J.P. Morgan Securities LLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., and TD Securities (USA) LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 31, 2025, representatives of Truist, on behalf of the Company, provided us with a computer-generated small business loan data file and related record layout containing data, as represented to us by the Company, as of December 31, 2024, with respect to 5,472 small business loans (the “Initial Statistical Data File”). At the Company’s instruction, we (i) selected the 25 small business loans with the highest current principal balance, as set forth on the Initial Statistical Data File (the “Top 25 Sample Loans”) and (ii) randomly selected an additional 75 small business loans (the “75 Random Sample Loans”). The Top 25 Sample Loans and 75 Random Sample Loans shall collectively and hereinafter be referred to as the “Sample Loans.”

Further, on February 13, 2025, representatives of the Company provided us with supplemental data files (collectively, the “Supplemental Data File”) containing the merchant name, guarantor name, personal guarantee indicator, ACH collection indicator, original (first) payment date, last payment amount, second to last payment amount, third to last payment amount, annual percentage rate and maturity date for each of the small business loans set forth on the Initial Statistical Data File. At the instruction of the Company, we adjusted the Initial Statistical Data File with the information set forth on the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the small business loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics

1.
Loan number (for informational purpose only)
2.
Merchant name
3.
Guarantor name
4.
Original principal balance (term loan) or Credit Limit (LOC)
5.
Number of original scheduled payments
6.
Personal guarantee indicator (yes/no)
7.
Original term to maturity
8.
Payment frequency
9.
ACH collection indicator (yes/no)
10.
Property state
11.
Industry type (based on a 6-digit NAICS code)
12.
Renewal status (new or renewal)*

13.
OnDeck score at origination
14.
Originated via funding advisor program indicator (yes/no)
15.
Funded date (term loan) or close date (LOC)
16.
Original (first) payment date
17.
Loan status
18.
Current principal balance
19.
Last payment amount
20.
Second to last payment amount
21.
Third to last payment amount
22.
Annual percentage rate (APR)
23.
Maturity date*

* For Sample Loans with a product type (as set forth on the Statistical Data File) of “term loan” only.

We compared Characteristics 2. through. 9. to the corresponding information set forth on or derived from the Loan Contract (the “Contract”); Characteristics 10. through. 15. to the “SalesForce System Screen Shots;” and Characteristics 16. through 21. to queries (collectively, the “Servicing System Query”), provided to us on February 5, 2025 by the Company, from the Company’s internal loan servicing system.

With respect to Characteristic 22., for Sample Loans with a “product type” (as set forth on the Statistical Data File) of (a) “term loan,” we recalculated the annual percentage rate using (i) the number of original scheduled payments, original principal balance (each as set forth on the Contract) and “scheduled daily,” “weekly payment amount” or “monthly payment amount” (as applicable) and “origination fee” (each as set forth on the Servicing System Query) and (ii) certain methodologies provided to us by the Company or (b) “LOC,” we recalculated the annual percentage rate using (i) the number of original scheduled payments (as set forth on the Contract), scheduled daily weekly payment amount or monthly payment amount (as applicable), “LOC draw amount” and “principal balance rollover amount” (each as set forth on the Servicing System Query) and (ii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding annual percentage rate set forth on the Statistical Data File.

With respect to Characteristic 23., we recalculated the maturity date using (i) the original (first) payment date (as set forth on the Servicing System Query), (ii) the number of original scheduled payments (as set forth on the Contract) and (iii) certain methodologies provided to us by the Company. We compared such recomputed information to the corresponding maturity date set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 4., for the Sample Loans indicated in Appendix A, we observed a difference with respect to the credit limit set forth on the Contract when compared to the credit limit set forth on the Statistical Data File. For these Sample Loans, we were instructed to perform an additional procedure and compare the credit limit set forth on the Statistical Data File to the corresponding information set forth on the SalesForce System Screen Shots.

•
with respect to our comparison of Characteristic 8., for the Sample Loan indicated in Appendix B, we observed a difference with respect to the payment frequency set forth on the Contract, when compared to the payment frequency set forth on the Statistical Data File. For this Sample Loan, we were instructed to perform an additional procedure and compare the payment frequency set forth on the Statistical Data File to the corresponding information set forth on the SalesForce System Screen Shots.

•
with respect to our comparison of Characteristic 13., for purposes of our comparison, we rounded the OnDeck score at origination (set forth on the Sales Force System Screen Shots) to the nearest whole number;

•
with respect to our comparison of Characteristic 15., differences of one business day are deemed to be “in agreement; and

•
with respect to our comparison of Characteristic 22., differences of 0.05% or less are deemed to be “in agreement.”

The small business loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the small business loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the small business loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 28, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 28, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Loans:

2035035993681516
3284052327508274
3500412263107375
3569875568825837
3644753867285804
3880842773617219
3930938426925316
3965447560276961
4118572277707647
4119981054250050
4140507485766664
4206108419380487
4208625937944578
4264052433643736
4273253959908414
4290378631772163
4301782598310918
4309382799316620
4321914788139283
4323734294680633
4327446193112901
4329733702360975
4329875057020826
4331964421107632
4344467119643049
4348415695109425

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 28, 2025.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristics 8. for the following Sample Loan:

4341161491894235

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.